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                                                                 EXHIBIT 99.10.4

                          INDEPENDENT AUDITORS' CONSENT
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Smart Technology, Inc.
West Palm Beach, FL

Ladies and Gentlemen:

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     We hereby consent to the use in this Registration Statement of Smart
Technology, Inc. on Form SB-1 Amendment No. 7 of our report dated March 22, 2005 on the financial statements of the company, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to our firm under the headings "Selected
Financial Data" and "Experts" in such Prospectus.
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                                               /s/ Durland & Company, CPAs, P.A.

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Palm Beach, Florida
May 24, 2005
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